UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2012

TRANS ENERGY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-23530	93-0997412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170

(Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2012, our Board of Directors ratified the appointment of John S. Tumis as our Treasurer and Leslie A. Gearhart as our Corporate Secretary effective immediately. Mr. Tumis and Ms. Gearhart replace William F. Woodburn who resigned as Treasurer, Secretary and Chief Operating Officer. Mr. Woodburn will remain as a director and Secretary of the Board.

On April 26, 2012, Mr. Loren E. Bagley resigned as Vice President but will remain as a director.

Mr. Tumis joined Trans Energy in April 2011 as Chief Financial Officer, which position he currently holds. Prior to joining the company he was employed by Triad Hunter, LLC, an oil and natural gas producer and service company headquartered in Reno, Ohio, from 2010 to 2011. He served as Triad Hunter's Vice President of Appalachian Accounting. From 2004 to 2010 he was employed by Triad Resources, Inc., an oil and gas producer and service company, as their Chief Financial Officer. Mr. Tumis was previously employed by FOFM, LLC in Canton, Ohio as a financial analyst and tax director. Prior to this Mr. Tumis operated his own private accounting firm. Mr. Tumis holds a Bachelor of Science Degree in Accounting from Ohio Northern University in Ada, Ohio and is a Certified Public Accountant.

Ms. Gearhart joined Trans Energy in November, 2011 as Vice President of Operations. She has over 25 years of experience in all aspects of the oil and gas industry in the Appalachian Basin. Prior to joining the company she was employed by the Bank of Oklahoma as an Energy Analyst during 2011. From 1993 to 2008 she was Vice President of Century Well Services, Inc., a drilling, service and production company. Broad Street Energy purchased the assets of Century Well Services and Ms. Gearhart was Operations Manager of the acquired entity from 2008-2011. Ms. Gearhart holds a Bachelor of Science Degree in Petroleum Engineering from Marietta College in Marietta, Ohio.

There were no understandings or arrangements with any person regarding Mr.Tumis's or Ms. Gearhart's appointment and there are no family relationships between either Mr. Tumis or Ms. Gearhart and any other officer or director of the company.

Notes about Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS ENERGY, INC.

Date: May 2, 2012	By	/s/ JOHN S. TUMIS
John S. Tumis
Chief Financial Officer